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                                                                   EXHIBIT 10.37

                            AMENDMENT NUMBER ONE TO
                          TECHNOLOGY LICENSE AGREEMENT


The Technology License Agreement (the "Agreement") effective as of October 21, 1993, by and between GEOWORKS, a California corporation ("GEOWORKS"), and the Information Systems Group of Sharp Corporation ("SHARP") is amended as follows:

1. SHARP and GEOWORKS agree that there will be no further distribution, reproduction or sublicensing by SHARP of the Embedded Licensed Technology under Section 2 (Grant of Licenses) of the Agreement, and no further manufacture or distribution of the Products, as defined in
          Sections 1.6 and 3 and Exhibit B.    SHARP may continue to distribute
          any existing inventory of Products on hand as of the Effective Date of this Agreement, but shall not be required to account or pay GEOWORKS for such units.

2. SHARP shall have no further obligation to report shipments or royalties to GEOWORKS under the Agreement, including but not limited to Section 6.7, (Reports).

3. SHARP shall have no further obligation to pay to GEOWORKS any further engineering fees, advances against royalties, or actual royalties under the Agreement, including but not limited to sections 5.3 (Consideration for Software Adaptation), 6.1 (Royalty Payments) and
          6.3 (Other Payments), and Exhibit F ("Sharp Minimum Commitment, Advanced Payment, Royalties and Best Efforts").

4. All fees, royalties and advances paid to GEOWORKS under the Agreement shall be fully earned by GEOWORKS, and GEOWORKS shall have no obligation to refund to SHARP any portion of any fee paid to GEOWORKS under the Agreement.

5. SHARP shall have no further obligations under Sections 7 (Advertising, Trademark Usage/Protection and Publicity), 9.3 (Training) and 10 (Manufacturing Responsibilities) and Exhibit E (Geoworks Engineering Services for the Bullet Project).

6.        GEOWORKS shall have no further obligations to SHARP under sections
          5.1 (Delivery of the Software), 8 (Licensed Technology Enhancements), 9 (Customer Support), 13 (Error Correction) and Exhibit E (Geoworks Engineering Services for the Bullet Project).




AMENDMENT ONE                          1                                  7/2/96


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7.        The Effective Date of this Addendum is June 15, 1995


GEOWORKS

By
  --------------------------------

         Leland J. Llevano
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Print Name

          Vice President
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Title

          26 Sept 1996
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Date


SHARP

By
  --------------------------------

          Yasuo Sakata
----------------------------------
Print Name

         General Manager
         Information Systems Product
         Development Laboratories
-----------------------------------
Title

         September 18, 1996
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Date





AMENDMENT ONE                          2                                  7/2/96